UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       May 13, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On May 13, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Webcast Investor Conferences in New York and Boston." The press release is included below.



                                                           FOR IMMEDIATE RELEASE


Contact:  Carol DiRaimo,
          Director of Investor Relations
          (913) 967-4109


                       Applebee's International to Webcast
                   Investor Conferences in New York and Boston

Overland Park, Kan., May 13, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) will be hosting Investor Conferences in New York and Boston on Wednesday, May 15, 2002, and Thursday, May 16, 2002, respectively, at 8:15 a.m. Eastern Daylight Time. A simultaneous webcast of the conferences will be available at the Investor Relations section of the company's website (www.applebees.com). The archived webcasts will be available through June 15, 2002.

To listen to the webcasts, please go to the Investor Relations section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the presentations to register, download, and install any necessary software.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,411 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's
International  can  be  found  at  the  company's  website  (www.applebees.com).



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             APPLEBEE'S INTERNATIONAL, INC.
                                             (Registrant)


Date:      May 13, 2002                     By:/s/ Steven K. Lumpkin
         ---------------------                 ----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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